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                                                                     EXHIBIT 23b

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 17, 1995 included or incorporated by reference in the Perkins Family Restaurants, L.P. Form 10-K for the year ended December 31, 1994 and to all references to our firm included in this Registration Statement.



                                        ARTHUR ANDERSEN LLP





         Memphis, Tennessee,
         March 29, 1995